SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-22513 (COMMISSION FILE NO.)	91-1646860 (IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE

     On April 24, 2003, Amazon.com, Inc. announced its first quarter 2003 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing information is provided pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition,” on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

	By:	/s/ THOMAS J. SZKUTAK Thomas J. Szkutak Senior Vice President and Chief Financial Officer

Dated: April 24, 2003

EXHIBIT INDEX

Exhibit Number	Description
Item 99.1	Press Release dated April 24, 2003 announcing Amazon.com, Inc.’s First Quarter 2003 Financial Results.